Exhibit 99.11

(Unofficial English Translation)

Capital Loan Agreement

Contract serial no.: Jian Shaan New Loan (2009) No. 5

Loan type: Floating capital loan

Borrower: Xi’an Orient Petroleum Group Co., Ltd.
Address: Emerald Tower, Ste. 2201, No. 1 Xingqing Road, Xi’an City
Legal representative: Anping Yao

Lender: China Construction Bank Xi’an New City Office
Address: No. 29 New South Road, Xi’an City
Legal representative: Guohong Chen

This Capital Loan Agreement (the “Agreement”) is entered by Borrower and Lender pursuant to relevant laws and regulations through consultation of the parties.

Article 1 Loan Amount

Borrower intends to take a loan of RMB 20 million from Party B (the “Loan”).

Article 2 Use of Loan

Borrower shall only use the Loan for working capital turnover.  Borrower shall not alter the loan purpose without Lender’s written consent.

Article 3 Repayment Period

The term of the Loan is one year, starting from April 26, 2009 to April 25, 2010. The payment of the Loan begins on the first day of the loan period.

Article 4 Interest Rates

(1)	The Loan is subject to an annual floating interest of 10% above the base rate on the date that the loan period begins.

(2)
If Borrower fails to use the Loan for its intended purpose, the interest rate shall be adjusted upwards by 100%. If Borrower fails to timely pay back the loan, the interest rate shall be adjusted upwards by 50%. If both wrongful use and late payment are present, the penalty interest rates shall be compounded.

(3)
The beginning date of the loan period means the date on which the Loan is distributed to Borrower’s designated account. The initial interest rate on the date of distribution shall be the rate set by the People’s Bank of China on that date. Thereafter, the interest rate shall be adjusted in accordance with announcements from the People’s Bank of China.

(4)
Loan interest shall be calculated starting from the date of distribution to Borrower’s designated account. Interest shall accrue daily, with the daily interest rate being the annual interest rate divided by 360. If Borrower is unable to make timely interest payments on the interest settlement dates as specified in this Agreement, compound interest shall accrue starting from the day after interest payments are due.

(5)	Interest shall be paid on a monthly basis on the 20th day of each month.

Article 5 Payment of Loan

(1)	Prerequisites

Lender shall distribute the Loan only if the following conditions are met, unless Lender waives some or all of those conditions:

i.	Borrower has completed all necessary procedures and obtained all approvals in connection with the Loan;

ii.	Borrower has valid collateral or guarantee available for the Loan, if such collateral or guarantee is required by the Agreement;

iii.	Borrower has opened an account for receiving and repaying the Loan as required by Lender;

iv.	Borrower has not committed any violations of this Agreement or any violations that may have impact on Lender’s rights;

v.	There is no laws or regulations against the Loan; and

vi.
The following payment schedule is observed: repayment of the Loan shall adhere to paying back interest before principal. However, if principal payments are 90 days overdue, Borrower may pay back principal first, then interest.

(2)	Borrower shall pay interest due on the interest settlement date. Any outstanding interest should be paid in full along with the final loan payment.

(3)	Borrower shall repay the Loan by the expiration of the Loan term.

(4)
Borrower shall transfer payments to Lender’s designated account by the date payments are due. Borrower may transfer from the account in which it received the loan (and for which Lender has the right of setoff), or from another account.

(5)
Borrower may repay the Loan before it is due by sending a 30-day-notice to Lender. Upon the approval of Lender, Borrower may repay the Loan, in part or in full, before it is due. Borrower shall calculate interest owed based on the actual number of days from the beginning date of the loan period. Lender shall not receive compensatory fees in case Borrower repays the Loan before it is due.

Article 6 Borrower’s Representation

(1)	Borrower’s Rights

i.	Borrower has the right to demand that Lender distribute loans in accordance with this contract.

ii.	Borrower has the right to utilize the loan in accordance with this contract.

iii.	Borrower has the right to request an extension of the repayment period.

iv.	Borrower has the right to compel confidentiality on trade secret from Lender, except otherwise required by law.

v.	Borrower has the right to demand that Lender’s employees refuse bribes, and to report Lender’s violations to the relevant governmental authority.

(2)	Borrower’s Obligations

i.	Borrower has the obligation to timely repay principal with accrued interest, and pay expenses set forth in this Contract.

ii.
Borrower has the obligation to produce business, financial, profit/loss data, and accounting records as requested by Lender, including within the first 30 days of the first month of each annual quarter.

iii.	Borrower has the obligation to notify Lender in writing within 10 days after a change in company name, legal representative, address, or registered capital, and provide the relevant documentation.

iv.	Borrower has the obligation to use the Loan for its intended purpose and not any other purpose or for any illegal activity or anything that violates this Agreement.

v.	Borrower has the obligation to obtain any necessary government environmental protection permits if the Loan is used for manufacturing activity or construction of facilities.

vi.	Borrower has the obligation to refrain from using any Loan-derived assets to guarantee any third-party loans while the Loan has not been fully repaid.

vii.	Borrower has the obligation to notify Lender if more than 10% of Borrower’s assets are involved in a group transaction.

viii.	Borrower has the obligation to obtain necessary government approvals, ensure no violations, and guarantee adherence to the project schedule.

Article 7 Lender’s Representation

Lender’s Rights and Obligations

i.	Lender has the right to demand that Borrower timely pay back the loan, including principal, interest, and loan expenses, as well as demand that Borrower observe its other enumerated duties.

ii.	Lender has the obligation to distribute the Loan in accordance with this contract, unless some other factor renders this impossible.

iii.	Lender has the obligation to maintain confidentiality of Borrower’s submitted records, unless disclosure is compelled by law or regulation.

iv.	Lender has the obligation to refrain from giving or accepting bribes from Borrower’s employees.

v.	Lender has the obligation to act in good faith as not to harm Borrower’s legal interests and operations.

Article 8 Breach and Remedy

1.	Breach of Agreement by Lender

i.	Borrower has the right to request payment of the Loan if Lender fails to distribute the Loan without justified reasons.

ii.	Borrower has the right to refund of any illegally charged interest or fees by Lender.

2.	Breach of Agreement by Borrower

i.	Any of Borrower’s conduct that violates any terms or conditions under the Agreement constitutes breach of agreement.

ii.	Any representation by Borrower of non-performance of the Agreement constitutes breach of agreement.

iii.
Any threat to Lender’s interest, including: reduction in Borrower’s registered capital, bankruptcy filing, production stoppage, breach of the Agreement, using Loan to guarantee a third-party loan, breach of Guarantee Contract, breach of Mortgage Contract, failure to approve Guarantor, etc.

3.
In the event of a violation or threat to Lender’s interest, Lender has the right to: stop loan distribution, demand immediate payment of overdue principal or interest, impose a payment of 0.05% of the unpaid Loan as a penalty, accelerate the loan to require immediate repayment of the outstanding balance, invoke setoff against Borrower’s China Construction Bank account, require Borrower to attach a new guarantor, etc.

Article 9 Miscellaneous

1.
Borrower shall be responsible for all attorney, registration, notarization, processing, etc. fees associated with producing this Contract. Lender shall be responsible for all expenses associated with the exercise of its rights.

2.	Borrower agrees that its credit data may be transmitted to the People’s Bank of China credit database.

3.	If Borrower commits violations, Lender has the right to report them to the media or other entities.

4.	The rights and duties set forth in this Contract are not affected by rights or duties from any other instrument.

5.	If Borrower has other overdue debts with China Construction Bank, Lender may setoff against those debts with Borrower’s account designated for this Loan, without prior notice.

6.	In the event of dispute, the matter shall be settled in People’s Court at Lender’s location.

Borrower: Xi’an Orient Petroleum Group Co., Ltd. (Signature & Seal)

Lender: China Construction Bank Xi’an New City Office (Signature & Seal)

Date: April 26, 2009